UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

Instil Bio, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-40215	83-2072195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3963 Maple Avenue, Suite 350 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)
(972) 499-3350
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	TIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2024, Instil Bio, Inc. (the “Company”) entered into a 2024 Retention Bonus Agreement with each of Bronson Crouch, the Company’s Chief Executive Officer, and Sandeep Laumas, M.D., the Company’s Chief Financial Officer and Chief Business Officer (together, the “Retention Bonus Agreements”). Pursuant to the Retention Bonus Agreements, the Company agreed to pay a one-year retention bonus to each of Mr. Crouch and Dr. Laumas in the amount of $462,825 and $254,300, respectively (each, a “Retention Bonus”).

Pursuant to the terms of the Retention Bonus Agreements, Mr. Crouch and Dr. Laumas will earn the full amount of his respective Retention Bonus if he remains employed with the Company in good standing through February 12, 2025 (the “Retention Date”). In the event that the Company terminates the employment of Mr. Crouch or Dr. Laumas without Cause (as defined in the Retention Bonus Agreements) or Mr. Crouch or Dr. Laumas resigns his employment for Good Reason (as defined in the Retention Bonus Agreements), and other than as a result of death or disability, at any time prior to the Retention Date, then no portion of the Retention Bonus will be subject to repayment. In the event that Mr. Crouch or Dr. Laumas resigns his employment without Good Reason or his employment is terminated for Cause at any time on or prior to the Retention Date, then a pro-rated amount of such executive’s then unearned Retention Bonus will be subject to repayment to the Company within 30 days of termination.

The above description of the Retention Bonus Agreements is qualified in its entirety by reference to the complete terms and conditions as set forth in the Retention Bonus Agreements, the form of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1+	Form of Retention Bonus Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Indicates a management contractor compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instil Bio, Inc.

Dated:	February 14, 2024	By:	/s/ Sandeep Laumas, M.D.
Sandeep Laumas, M.D.
Chief Financial Officer and Chief Business Officer (Principal Financial Officer and Principal Accounting Officer)